                                                          Confidential Treatment
                                                                       Requested

                                                                   EXHIBIT 10.41


                      NON-EXCLUSIVE DISTRIBUTION AGREEMENT

                                     BETWEEN


                           D.S.P.C. TECHNOLOGIES, LTD.

                                       AND


                             TOMEN ELECTRONICS CORP.

                                                [****] Confidential Treatment
                                                       Requested

THIS NON-EXCLUSIVE DISTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of the 29th day of September, 1999, between D.S.P.C. TECHNOLOGIES, LTD. ("DSPC") with its place of business at 11 BEN GURION STREET, GIVAT SHMUEL 51901, ISRAEL, and TOMEN ELECTRONICS CORP. ("Distributor") with its place of business at 8-27, KOHNAN 1 CHOME, MINATO-KU, TOKYO, 108-8510 JAPAN, which collectively are referred to hereinafter as "the parties".

NOW, THEREFORE, the parties hereto hereby agree as follows effective April 1, 1999:

1.   DISTRIBUTOR SALES

Distributor shall have the non-exclusive right to purchase Products (as hereinafter defined, the "Product") from DSPC for resale through its distribution network in the country of JAPAN. Sales of such Product in the country of JAPAN to other than Distributor directly by DSPC's representatives, agents, or other authorized distributors are not the subject of this Agreement. The purchase price for the products shall be [************************]of the suggested OEM resale price as set forth in Exhibit A (attached hereto and subject to change by DSPC as otherwise set forth herein) except as otherwise set forth in Exhibit A or as agreed to in writing by DSPC and Distributor. Distributor agrees not to sell other products which are competitive with the Product while this Agreement is in effect to any entity to which Distributor has sold, is selling, or proposes to sell Product from DSPC. Distributor agrees not to otherwise sell other products which are competitive with Product while this Agreement is in effect without ninety (90) days advance notice in writing to DSPC.

2.   PERFORMANCE

(a) Performance under this Agreement shall be in accordance with the terms and conditions set forth herein and in Exhibit A (DSPC's current published Distributor Price List as may be amended by DSPC from time to time on advance notice to Distributor), Exhibit B (DSPC's Terms of Sale, as may be amended by DSPC from time to time on advance notice to Distributor) and Exhibit C (Definitions).

Exhibits are hereby incorporated fully into and made a part of this Agreement. In the event that any part of any Exhibit has been modified by, or is in conflict with the body of this Agreement, the language in the body of this Agreement shall prevail.

(b) The relationship of DSPC and Distributor established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow Distributor to create or assume any obligation on behalf of DSPC for any purpose whatsoever. All financial obligations associated with Distributor's business are the sole responsibility of Distributor. All sales and other agreements between Distributor and its customers are Distributor's exclusive responsibility and shall have no effect on Distributor's obligation under this Agreement. DSPC shall not create or assume any obligation on behalf of Distributor for any purpose whatsoever.


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

3.   TERM OF AGREEMENT

This Agreement shall become effective on the date first written above and shall remain in effect until terminated pursuant to Section 15 below.

4.   PRODUCT

(a) Products covered by this Agreement are as set forth in DSPC's Distributor Price List attached as Exhibit A, as modified from time to time by DSPC upon prior written notice to Distributor not less than thirty (30) days before.

(b) Additional Product may be added to this Agreement through mutual agreement on the conditions applicable to each additional Product.

(c) In the event that DSPC shall agree to supply Distributor with any Product not listed in Exhibit A, or under conditions not covered in DSPC's Distributor Price List attached as Exhibit A under this Agreement, certain provisions of this Agreement may not apply to sales of such Products, if both parties so agree in writing. Absent such a written agreement, all of the terms of this Agreement shall apply except for the description of the Product being sold and the price of such Product. The provisions that may not apply must be determined prior to acceptance by DSPC of Distributor's purchase order for such Product.

5.   PRICING

(a) DSPC shall sell to Distributor, and Distributor shall buy from DSPC Product at the prices shown in Exhibit A hereto, with payment therefore to be made in U.S. Dollars. Should this Agreement be terminated by either party, for any reason, prior to payment of amounts due hereunder or pursuant hereto, such amount shall be paid as and when due in accordance with the terms hereof. DSPC will provide Distributor with "suggested OEM resale pricing" for the Product as guidelines only. Distributor shall have the unilateral right to establish the prices at which it will sell Product to its customers.

In the event that the price of a certain Product is not listed on Exhibit A, the price of such Product shall be determined by the parties' mutual written agreement from time to time.

(b) The pricing shown in Exhibit A does not include any sales or excise taxes that may be applicable to the Product, and is subject to change at any time by DSPC. DSPC shall provide Distributor with notice of any such change, and the effective date thereof, by furnishing written notice to Distributor at least thirty (30) days prior to such effective date.

(c) In the event that DSPC decreases the published Distributor price in any Product shown in Exhibit A, DSPC will furnish Distributor with a listing of Products affected, showing the old price and the new price. Distributor shall be entitled to receive a credit equal to the difference between the price paid by the Distributor, less any prior credits granted by DSPC and the new decreased price for the Product, multiplied by the quantity of such Product in Distributor's inventory on the effective date of the price reduction that are not subject to purchase orders previously received. Issuance of such credit by DSPC may be contingent upon DSPC's verification of Distributor's inventory report. All such credits will forthwith be applied to Distributor's account for subsequent purchase of Product, and shall not otherwise entitle Distributor to any rebate. All
Product shipped after the effective date of a price decrease will be invoiced at the new/lower price.

(d) In the event DSPC increases the published price of any Product shown in Exhibit A, such Product shipped on or after the effective date of such price increase shall be invoiced at the price in effect at the time Distributor's purchase order is accepted by DSPC.

(e) The price for each Product on every purchase order issued by Distributor shall be based on the quantity ordered at the time of purchase order placement and on DSPC's published price list in Exhibit A, as amended from time to time by DSPC.

6.   DELIVERY, TITLE AND RISK

(a) Shipment of all Product shall be FCA DSPC's point of shipment, freight collect. Title to, and risk of loss or damage to, Product shall pass to Distributor, upon delivery to carrier at the shipping point. In the event of carrier's miss-delivery, DSPC shall aid the Distributor in dealing with the carrier in tracing the shipment and obtaining delivery. Shipment made more than five (5) days ahead of schedule or shipments made against orders properly cancelled pursuant to the terms hereof are made at DSPC's risk and Distributor shall not be responsible or liable for the Product, but Distributor will aid DSPC in tracing the shipment and obtaining delivery.

(b) DSPC shall not be liable for delays in delivery or failure to manufacture due to causes beyond its reasonable control, such as but not limited to: acts of God, acts or omissions of Distributor, priorities, fire, strikes, floods, epidemics, quarantine restrictions, riots, war, manufacturing delays caused by its outside fabrication and manufacturing suppliers, transportation embargoes, or failure or delays in transportation, inability to secure raw materials or machinery for the manufacture of its devices ("Force Majeure"). In the event of any such delay, the date of delivery shall be extended for a period equal to the time lost by reason of the delay plus ten (10) days. If such event of Force Majeure continues for a period of more than ninety (90) days, Distributor hereby shall have the right to forthwith terminate to the extent of the obligation affected by the event of Force Majeure in writing without prejudice any other rights and remedies obtained before such termination respectively.

7.   EXPORT CONTROL

(a) Distributor agrees and warrants to DSPC that unless prior authorization is obtained from the United States Department of Commerce, neither Distributor nor its subsidiaries shall knowingly, after due inquiry and review:

     (1) export or re-export, directly or indirectly, any technical data (as defined in Part 779 of the U.S. Export Administration Regulations), including software, received from DSPC, or

     (2) disclose such technical data or,

     (3) export re-export, directly or indirectly, any direct product of such technical data, to any destination or country to which the export or release of such technical data or products is restricted or prohibited by U.S. law.

(b) The foregoing assurance is furnished by Distributor to satisfy the general license GTDR written assurance requirements under Part 779 of the U.S. Export Administration Regulations.

(c) Distributor further agrees to obtain any necessary export license or other documentation prior to export or re-export of any Product or technical data, including software, acquired from DSPC or any product of such technical data.

(d) Further, Distributor shall give notice of the need to comply with such law to any person, firm, or entity which it has reason to believe is obtaining any such technical data or Product from DSPC with intention to export.

(e) Each party shall secure, at its sole expense, such licenses and export and import documents as are necessary for it to fulfil its obligations under this Agreement.

(f) This Article shall survive the cancellation or termination of this Agreement.

(g) DSPC shall attempt to give prior written notice of any contingent tax which might be imposed by the U.S. Government, including any federal, state, or local taxes.

(h) To the extent that the Products contain any software to implement the TIA Common Cryptographic Algorithms (the "Restricted Parts") and as such are subject to export control restrictions, the parties shall i) have executed the required agreement with the TIA to obtain the Common Cryptographic Algorithms; ii) have obtained the controlled subject documents from the TIA; and iii) agree to control the Software in compliance with the requirements of the TIA Agreement and U.S., Canadian, and other export restrictions. The Restricted Parts will not be included in the Products provided to Distributor, until the receiving party can demonstrate compliance with the required export regulations.

8.   ORDERING

(a) All purchases of Products pursuant to this Agreement shall be effected by the issuance of Purchase Orders by Distributor with the terms and conditions of this Agreement as set forth in Exhibit B, attached hereto and incorporated herein by this reference. Such Purchase Orders shall state unit quantities, unit descriptions, applicable prices, and requested delivery dates, and shall refer to the forecasts described in Section 8(b) below. Distributor shall endeavor to provide firm quantity and requested delivery dates consistent with DSPC's lead time for subject Products

(b) Beginning on September 1, 1999, and on the first day of each month thereafter, Distributor shall provide DSPC with a one year, nonbinding, rolling forecast. Within seven (7) business days after receipt of the rolling forecast, DSPC shall inform Distributor as to the feasibility of such rolling forecast. DSPC shall use its reasonable efforts to fill Distributor's PO's which are based on the approved rolling forecast.

(c) All Purchase Orders issued by Distributor are subject to written acceptance by DSPC.

                                                [****] Confidential Treatment
                                                       Requested

9.   RESCHEDULING/CANCELLATION

(a)  For the purposes of this Article the following definitions shall apply:

     i) "Standard Product" is defined as any Product which can be sold to any customer free from any other customer's proprietary restrictions; and

     ii) "Custom Product" is defined as any Product which has been developed for specific customer and which is not free from that customer's proprietary restrictions regarding its use or sale.

(b) Distributor may reschedule, only once per purchase order, certain deliveries on existing orders for Standard Product upon written notice to DSPC only according to the following schedule:

     Number of Days in Advance of
    DSPC's committed Delivery Date                    Permitted Rescheduling
    ------------------------------                    ----------------------
         [****************]                              [***********]

         [****************                               [********************
           **********************]                       ********************************]

         [********************]                             [********************************
                                                            *******************]

(c) Distributor may reschedule certain deliveries on existing orders for Custom Products upon written notice to DSPC according to the following schedule:

     Number of Days in Advance of
    DSPC's committed Delivery Date                    Permitted Rescheduling
    ------------------------------                    ----------------------
         [****************]                              [***********]

         [****************                               [********************
         *********************]                          *********************
                                                         *********]

         [********************]                          [********************************
                                                         ********************]

(d) Distributor may cancel deliveries on existing orders for Standard or Custom Products upon written notice to DSPC subject to the following: The parties agree that in litigation or in arbitration resulting from the damages caused by cancellation by Distributor, the exact amount of loss would be extremely difficult or impracticable to prove. Accordingly, the parties wish to make a commercially reasonable estimate of the damages they would incur in the event of cancellation by Distributor, and to establish that estimate as liquidated damages. The parties agree that the liquidated damages provided in this Section constitute that reasonable estimate. The cancellation charge amounts are as set forth below:


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                                                [****] Confidential Treatment
                                                       Requested

                                                              Cancellation Charge as a Percentage of Cancelled
                                                              Order Value
     Number of Days in Advance of
     DSPC's committed Delivery Date                           Standard Product  Custom Product
     ------------------------------                           ----------------  --------------
       [****************]                                     [***]                     [***]

       [****************                                         [**]                    [**]
       *********************]

       [******************]                                   [***********      [************
                                                              *************]    *************]

(e) Notwithstanding the cancellation charges in paragraph (d) above, Distributor may, within [********************] from the placement of any order with DSPC, cancel that order without penalty as long as DSPC has not shipped the order.

10.  TERMS OF DISTRIBUTION.

(a) Distributor shall only distribute the Products to those customers that are approved in writing by DSPC prior to any sale by Distributor. With respect to any Product using CDMA technology, DSPC shall only approve sales by Distributor to customers that have been approved as customers under DSPC's agreement with Qualcomm, Inc., as that agreement shall be amended from time to time. Additionally, Distributor and Distributor's customers must acknowledge in form satisfactory to DSPC that the sale of CDMA ASICs or Products containing such to Distributor's customers does not convey to Distributor's customers any intellectual property rights of Qualcomm, Inc. in such CDMA ASICs, including, but not limited to, any rights under any patent, trademark, copyright, or trade secret and that Distributor's customers may not use or sell any CDMA ASIC, alone or in combination with other components, without a separate license from Qualcomm under all applicable patents. Distributor's customers' use and sale of any CDMA ASIC shall be solely in accordance with the terms and conditions of such license. This Agreement shall not modify or abrogate Distributor's customers' obligations under any existing license agreement between Distributor's customers and Qualcomm, Inc., including, but not limited to, Distributor's customers' obligation to pay all royalties specified thereunder, and shall not expand or alter Distributor's rights hereunder.

(b) All agreements of sale by Distributor of any Product shall contain a provision that Distributor's customers agree to purchase Product from Distributor under the Terms and Conditions contained in Exhibit D, attached hereto and incorporated herein by this reference, or such other terms and conditions as may be approved in writing by DSPC. All Purchase Orders received by the Distributor shall state unit quantities, unit descriptions, applicable prices, requested delivery dates, F.C.A. point of shipment, payment terms and shipping instructions. Distributor shall not agree to provide its customers with Products in lead time shorter than for which it has received confirmation from DSPC.

(c) The terms set forth on Exhibit D, are the only ones upon which DSPC will accept orders and Distributor agrees that such terms shall supersede the terms contained on any purchase order that Distributor provides to DSPC. As an additional matter, these terms supersede all prior written understandings, assurances and offers. Any deviation from the terms set forth on Exhibit

D, shall be deemed to be rejected unless expressly approved by DSPC in writing. The terms contained in the attached exhibit shall become binding on both parties with regard to a Purchase Order and DSPC's acceptance of such Purchase Order.

(d) All agreements of sale by Distributor shall provide that Distributor's customers shall provide Distributor with a one year rolling nonbinding forecast prior to the first day of each month, and that within ten (10) business days from the first day of each month Distributor shall inform Distributor's customer as to the feasibility of such rolling forecast. Distributor shall promise its customers no more than its reasonable efforts to fill PO's based on the approved rolling forecast.

(e) If a customer of Distributor who purchases Products declines to abide by the terms and conditions of this Article 10 and Exhibit D, Distributor must get DSPC's written approval of any deviance. Absent such approval, Distributor shall indemnify and hold DSPC harmless from any claims by customers or other third parties that arise as a result of, or proximately from, Distributor's failure to abide by the terms of this Article 10 and Exhibit D.

11.  REPORTS

Distributor shall send to DSPC within five (5) working days after the end of each month, a written report containing the following information by location:

(a) A detailed inventory of all Products, at the end of said month, with quantities and prices paid.

(b) A detailed Point of Sale (P.O.S.) activity report including the names of customers with programs, Products, quantities purchased and the amounts invoiced to said customers.

(c)  Sales projections and bookings targets for the next six (6) months.

(d)  "Design in" or custom design status activity.

12.  ADVERTISING AND PROMOTION

(a) DSPC agrees to supply Distributor with DSPC's usual sales promotion and advertising material, in quantities to be mutually agreed upon, without cost to Distributor and to support the efforts of Distributor with DSPC's usual advertising and other sales promotion efforts. All such material that Distributor has not discarded with DSPC's permission shall be returned to DSPC in good condition, except for reasonable wear, immediately upon demand by DSPC.

(b) Distributor agrees to promote the sale of DSPC's Product, at its own expense, through various media advertising and other sales promotional efforts as approved in writing by DSPC. Special advertising or promotion programs may be agreed upon from time to time in which the parties will agree to some sharing of the costs.

(c) A cooperative advertising program will be defined with a budget established which is equivalent to two tenths of one percent (0.2%) of annual sales.

13.  WARRANTY


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                                                [****] Confidential Treatment
                                                       Requested

(a) DSPC shall provide Distributor with the warranty provided in Exhibit B hereto, except that DSPC agrees to extend the [***********] limited warranty to Distributor as stated in Exhibit B to a period of [******************] from date of shipment by DSPC to Distributor, or [**********] from date of shipment from Distributor to Distributor's customer, whichever is shorter.

(b) THE WARRANTY IN EXHIBIT B AS EXTENDED ABOVE IS PERSONAL TO DISTRIBUTOR, AND IS EXPRESSED IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND IN LIEU OF ALL OTHER OBLIGATIONS OR LIABILITIES ON THE PART OF DSPC.

14.  RETURNS AND REPURCHASES

Distributor may not return any Product purchased from DSPC except for claims under warranty.

15.  TERMINATION

(a) Either party may at any time terminate this Agreement with or without cause upon one hundred and eighty (180) days written notice after having a review meeting with the other party to discuss the termination. It is expressly understood and agreed that the rights of termination set forth above are absolute and that both parties hereto have considered the making of expenditures in preparing for performance under this Agreement and possible losses incident and resulting to them in the event of its termination. Therefore, in agreeing to said terms of termination, it is with full knowledge of such possibilities and either party hereto shall not be responsible to the other for damage, or otherwise, by reason of the fact of termination of the Agreement. Notwithstanding the foregoing, should this Agreement be terminated by DSPC, or its successor, within twelve (12) months after a change in control of DSPC, Distributor shall be entitled to a cancellation fee equal to fifty percent (50%) of the cumulative discount received by Distributor under this Agreement for the twelve (12) month period prior to such cancellation. For purposes of this Section, a "change in control in DSPC" means a change in ownership of more than fifty percent (50%) of the voting stock of DSPC, or a change in the composition of its Board of Directors of more than fifty percent (50%).

(b) Distributor warrants that all identifying signs, literature, logos and other evidence provided by DSPC will be returned to DSPC upon termination of this Agreement. Distributor will cease production of any such materials referring to the Products upon termination, and shall cease advertising that there is any business relationship between the parties.

(c) Should this Agreement be terminated by either party prior to payment of amounts due hereunder or pursuant hereto, such amount shall be paid as and when due in accordance with the terms hereof.

(d) In event of termination of this Agreement without cause by DSPC, all orders received and accepted by DSPC as of the date of such termination notice shall be unaffected by such notice. DSPC will accept orders from Distributor to the extent Distributor is contractually obligated to furnish Products to its customers and does not have such Product in its inventory;

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                                                [****] Confidential Treatment
                                                       Requested

provided that Distributor notifies DSPC of any and all such transactions in writing within fifteen (15) days after the notice of termination is given by DSPC.

(e) If this Agreement is terminated by DSPC with cause, by Distributor without cause, DSPC shall repurchase at DSPC's option, any of all Products remaining in Distributor's inventory, subject to the following:

     (1) The price to be paid for the repurchase of said inventory shall be the net amount of Distributor' s cost at time of purchase less any subsequent price credits issued.

     (2) All Product must be new, unused, undamaged, and in good merchantable condition after inspection and testing by DSPC.

     (3) All Product will be shipped FCA Distributor's designated facility, freight collect.

16.  ACCOUNTING

(a) The Terms of Payment are as defined in Exhibit B, Terms and Conditions of Sale.

(b) DSPC and Distributor shall be jointly responsible for reconciling their accounts in a timely manner, Distributor adjustments, debit memos, and billbacks must be forwarded to DSPC within [***************] of the transaction date. DSPC must reply to any such adjustment, debit memo, and billback-in writing within [***************] of the date of notification. Any other entries will be considered valid and closed to further negotiations. The only exception to this policy will be for formal DSPC audit findings which may be conducted by DSPC within fifteen (15) months after the date of any transaction.

(c) DSPC may request audits of physical inventory and books of record pertaining to DSPC Product on an annual basis. No audit shall be retroactive more than fifteen (15) months. Audit findings will be submitted to the Distributor in writing within ninety (90) days from the day the audit stated. Therefore, when the audit findings are received by the Distributor, no Product will be more than eighteen (18) months old. The terms of this subsection shall not apply to audits pursuant to subsection 16 (d) below.

(d) Distributor shall keep accurate and complete books and records concerning any CDMA ASICs it may sell under this Agreement. As applicable, such books and records shall include the date of transaction involving sales of CDMA ASICs, including the number of Products sold. Distributor shall furnish DSPC within thirty (30) days after the end of each calendar quarter a certificate, in the form as requested by DSPC, signed by a responsible official of Distributor showing the transactions and corresponding amounts during said calendar quarter and any other information as may be reasonably requested by DSPC. DSPC may on reasonable notice, no more than once each calendar year, have an audit conducted by a major independent international accounting firm, which has not served as DSPC's or Distributor's auditors during the preceding year, of Distributor's applicable books and records to confirm the sales information of CDMA ASICs provided by DSPC. Such independent accounting firm shall (a) maintain the confidentiality of all information of the Distributor obtained in the course of such audit except that such noncustomer-specific information as is necessary to determine the accuracy of the sales information on CDMA ASICs provided by DSPC, and (b) execute a nondisclosure agreement reasonably acceptable to the Distributor to reflect the above. The cost of such audit shall be borne by DSPC, unless such audit determines that the Distributor has underreported the sales of CDMA ASICs by the lesser of
(a) more than five percent (5%) or (b) twenty-five thousand dollars
($25,000); in which case, the Distributor shall, in addition to paying the deficiency plus late payment charges, pay the cost of such audit. The Distributor shall preserve and maintain all such books and records required for audit for a period of five (5) years after the calendar quarter for which the books and records apply.

17.  GENERAL

(a) This Agreement, including any Exhibits hereto attached or incorporated by reference, constitutes the sole and entire Agreement between DSPC and Distributor concerning the subject matter hereof, supersedes all prior communications or agreements written, or oral, including without limitation the Distribution Agreement that existed between the parties or affiliated entities, and is intended as a complete and exclusive statement of the terms of the Agreement between the parties. Except as explicitly permitted herein, this Agreement may be modified only in writing, signed by authorized representatives of both parties.

(b) Both parties represent and warrant to each other that each has the right and power to enter into this Agreement, and that there are no outstanding assignments, grants, licenses, encumbrances, obligations or agreements, either written, oral or implied, inconsistent with this Agreement.

(c) The transfer, delegation or assignment by either party of this Agreement, or any of its duties, obligations, or rights hereunder, without the prior written consent of the other party shall be void, except that DSPC may transfer this Agreement to any present or future affiliated entities.

(d) THIS PROVISION LIMITS THE POTENTIAL LIABILITY OF DSPC ARISING OUT OF THIS AGREEMENT AND/OR SALE OF PRODUCTS HEREUNDER. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL (INCLUDING LOSS OF GOODWILL), PUNITIVE, OR SPECIAL DAMAGES RESULTING FROM PERFORMANCE OR USE OF ANY GOODS OR SERVICES SOLD PURSUANT TO THIS AGREEMENT, WHETHER SUCH DAMAGES ARE DUE TO A BREACH OF CONTRACT, BREACH OF WARRANTY, OR NEGLIGENCE. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR DAMAGES FOR INFRINGEMENT OF INTELLECTUAL PROPERTY OF ANY THIRD PARTY, EXCEPT THAT DISTRIBUTOR SHALL BE LIABLE TO DSPC FOR ANY DAMAGES CAUSED BY DISTRIBUTOR'S FAILURE TO COMPLY WITH SECTION 10 (a) OF THIS AGREEMENT, OR DISTRIBUTOR'S MISUSE OF DSPC'S INTELLECTUAL PROPERTY. DSPC SHALL NOT BE LIABLE TO DISTRIBUTOR FOR ANY AMOUNT IN EXCESS OF THE LESSER OF (i) AN AMOUNT EQUAL TO THE TOTAL VALUE OF THE PRODUCTS PURCHASED BY DISTRIBUTOR FROM DSPC IN THE YEAR PRIOR TO ANY CLAIM; OR (ii) $US 1,000,000 FOR EACH CUSTOMER OF DISTRIBUTOR FOR EACH GENERATION OF CHIPSET PRODUCT.

(e) Without derogating from the above, DSPC shall not be responsible for any failure to perform or late delivery arising from causes beyond its control. These causes shall include, not be restricted to, fire, storm, flood, earthquake, explosion, accident, acts of the public enemy, war, rebellion, insurrection, epidemic, quarantine restrictions, labor disputes, labor shortages, manufacturing delays caused by its outside fabrication and manufacturing suppliers, transportation embargoes, or failure or delays in transportation, inability to secure raw materials or machinery for the manufacture of its devices, acts of God, acts of any government or any agency thereof, or any judicial action. In the event of any such delay, the date of delivery shall, at the request of DSPC, be deferred for a period equal to the time lost by reason of the delay, plus ten (10) days.

In the event of any delay by Distributor, DSPC may decline to make further shipments without in any way affecting its rights under such order. If, despite any fault by Distributor, DSPC elects to continue to make shipments, its action shall not constitute a waiver of any default by Distributor or in any way affect DSPC's legal remedies of any such default. Right of possession of the Products sold hereunder shall remain with DSPC, and such Products shall remain personal property until all payments hereunder (including deferred payments whether evidenced by notes or otherwise) shall have been made in full in each, and Distributor agrees to do all acts necessary to perfect and maintain such right and title in DSPC.

(f) Distributor agrees that DSPC, or its affiliates, owns all right, title, and interest necessary to enter into this Agreement in the Products now or hereafter subject to this Agreement, and owns all right, title, and interest in, or is licensed under, all intellectual property rights including but not limited to patents, trade marks, trade names, inventions, copyrights, know-how and trade secrets relating to the design, manufacture, and sale of the Products. The use by Distributor of any of these property rights is authorized only for the purposes herein set forth, and upon termination of this Agreement for any reason such authorization shall cease. Distributor shall take no action to register any of such property rights under its own or another's name, nor shall it take any other action contrary to DSPC's or DSPC's licensor's ownership of such property rights. Nothing in this Agreement gives Distributor the right to modify the Products in any way, and Distributor shall have no right translate, decompile, reverse engineer, or adapt the Products or any part thereof.

(g) Distributor acknowledges that by reason of its relationship to DSPC hereunder, it may have access to certain information and materials concerning DSPC business, plans, customers, technology, and products (the "confidential information"). Distributor agrees that it will not use in any way for its own account or the account of any third party, nor disclose to any third party, any such confidential information revealed to it by DSPC, and shall use such confidential information only for the purposes of this Agreement. Distributor shall hold such confidential information in strictest confidence, and shall take all measures necessary to protect against the disclosure or misuse of such information. Distributor shall disclose such confidential information only to those of its employees with a need to know for the purposes of this Agreement, who are subject to no less than reasonable terms of confidentiality covering such confidential information. Distributor shall not publish any technical description of the Products beyond the description published by DSPC. In the event of termination of Agreement, there shall be no use or disclosure by Distributor of any confidential information of DSPC. Distributor shall not manufacture or have manufactured any devices, components or assemblers utilizing any of DSPC's confidential information.

(h) All notices required to be given hereunder shall be given in writing by personal delivery or by a certified letter to the respective address as may be designated in writing by either party and delivered to the other party. Notice given by certified mail shall be deemed given five (5) business days after mailing date to the current address of the party. The current addresses of the parties are as follows:

                     DSPC:              D.S.P.C. TECHNOLOGIES, LTD.
                                        11 Ben Gurion Street Givat Shmuel 51901
                                        ISRAEL

                     Distributor:       TOMEN ELECTRONICS CORP.
                                        8-27, KOHNAN 1 CHOME
                                        MINATO-KU, TOKYO, 108-8510
                                        JAPAN

(i) This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the laws of the State of California, U.S.A.

(j) Any dispute between the parties arising out of this Agreement shall be submitted to final and binding arbitration of Santa Clara, California, U.S.A., under the then current Arbitration Rules and supervision of the American Arbitration Association, upon written notification and demand by either party hereto. The American Arbitration Association shall be requested to submit a list of prospective arbitrators experienced in commercial contracts involving the semiconductor industry, and the parties shall select a single arbitrator from such list to conduct the arbitration. The arbitrator may not award punitive or exemplary damages, and the decision and award of the arbitrator shall be final and binding and may be entered by any court of competent jurisdiction. The parties hereto agree to pay their own attorneys' fees associated with the arbitration, and to pay the other costs and expenses of the arbitration as the rules of the American Arbitration Association provided. The provisions of California Code of Civil Procedure Section 1283.05 permitting the taking of depositions and obtaining discovery shall be applicable to any arbitration. Nothing herein shall prevent the parties from seeking interim relief in any court with competent jurisdiction.

(k) The following sections shall survive termination of this Agreement: 7, 13, 16, 17 and sections 7, 8, and 9 of Exhibit B.

(l) The terms and conditions herein contained together with the Exhibits attached hereto and incorporated by reference constitute the entire and final Agreement between the parties with respect to the subject matter hereof, supersede all previous communications, representations, understanding or agreements, either oral or written, between the parties with respect to such subject matter, and shall take precedence over any additional or conflicting terms which may be contained in either party's Quotations, Purchase Orders, Acknowledgements or invoices.

(m) No agreement or understanding varying or extending any of the terms or provisions hereof shall be binding on either party unless in writing and signed by duly authorized representative of both parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

D.S.P.C. TECHNOLOGIES,LTD.          TOMEN ELECTRONICS CORP.

By:    /s/ G. Hilevitz              By:   /s/ K. Taniguchi
   ------------------------------      ---------------------------
      /s/ Shuli Chen
   ------------------------------

Printed Name:  G. Hilevitz          Printed Name:  Katsuyoshi Taniguchi
             --------------------                ----------------------
               S. Chen
             --------------------

Title: President                    Title:   President
       --------------------------         ------------------------

Date:  October 5, 1999              Date:    September 30, 1999
      ---------------------------         ------------------------

                                    EXHIBIT A


               D.S.P.C. TECHNOLOGIES, LTD. DISTRIBUTOR PRICE LIST


                                 TO BE PROVIDED

                                                [****] Confidential Treatment
                                                       Requested

                                    EXHIBIT B
                   D.S.P.C. TECHNOLOGIES, LTD. ("SELLER") AND
                        TOMEN ELECTRONICS CORP. ("BUYER")
                          TERMS AND CONDITIONS OF SALE

1. GENERAL: The terms and conditions of sale contained herein apply to all quotations made and purchase orders entered into by the Seller. The said terms and conditions may in some instances conflict with some of the terms and conditions affixed to the form order blank and/or specified by the Buyer. Therefore, acceptance of the Buyer's order is made only on the express understanding and condition that insofar as the terms and conditions of this acceptance conflict with any terms and conditions of the Buyer's order, the terms and conditions of this acceptance shall govern, irrespective of whether the Buyer accepts these conditions by written acknowledgment, by implication, or acceptance and payment of goods ordered thereunder. Seller's failure to object to provisions contained in any communication from Buyer shall not be deemed a waiver of the provisions contained herein. Any amendment or deviation from terms and conditions of this Exhibit B must specifically be agreed to in writing by the general manager of the Seller before becoming binding on either the Seller or the Buyer.

All orders or contracts must be approved and accepted by the Seller at its home office.

The said terms and conditions of sale shall be applicable whether or not they are attached to each order sheet or enclosed with the Product to be sold or sold hereunder.

2. PRICES: Irrespective of any prices quoted by Seller or listed on Buyer's order, an order is accepted only at the prices shown on Seller's acknowledgment.

3. TAXES: All prices are quoted, all orders accepted, and all billings rendered exclusive of all excise, sales, use and similar taxes, and all shipping, freight and insurance expenses. Consequently, in addition to the prices specified herein, the amount of any present or future excise, sales, use or similar tax applicable to the sale of the Product hereunder shall be paid by Buyer; or, in lieu thereof Buyer shall provide Seller with a tax exemption certificate, to the taxing authorities.

4. TERMS AND METHOD OF PAYMENT: Where Seller has extended credit to Buyer, terms of payment shall be net [**************] from date of invoice covering the Product. No discounts are authorized. The amount of credit may be changed or credit withdrawn by Seller at any time. On any order on which credit is not extended by Seller, shipment or delivery shall be made, at Seller's election, Cash With Order (in whole or part), C.O.D. or Sight Draft attached to Bill of Lading or other shipping documents, with all costs of collection for the account of Buyer.

If, in the judgment of the Seller, the financial condition of the Buyer at any time does not justify continuation of production or shipment on the terms of payment originally specified, the Seller may require full or partial payment in advance and, in the event of the bankruptcy or insolvency of the Buyer or in the event any proceeding is brought, Seller shall be entitled to cancel any order then outstanding and shall receive reimbursement for its cancellation charges or require full or partial payment in advance.

Each shipment shall be considered a separate independent transaction, and payment therefore shall be made accordingly.

5. TITLE AND DELIVERY: All sales are made FCA point of shipment. Seller's title passes to Buyer and Seller's liability as to delivery ceases upon making delivery of material purchased hereunder to Buyer's designated carrier at shipping point in good condition. All claims for damages must be filed with the carrier. All shipments will normally be made by Air Freight. Unless specific instructions from Buyer specify which designated carrier is to be used, the Seller will exercise his own discretion.

Products shall be shipped on the date specified in the accepted purchase order. Such shipment date shall be determined in accordance with the lead-time agreed upon in writing by the parties prior to placement of the purchase order by Buyer to Seller. In the event that Seller anticipates not meeting an agreed upon delivery date, Seller will notify Buyer with a revised date, provided that Seller has given notice at least twenty (20) days before the scheduled delivery date.

Without derogating from the above, Seller shall not be responsible for any failure to perform or late delivery arising from causes beyond its control. These causes shall include, but not be restricted to, fire, storm, flood, earthquake, explosion, accident, acts of the public enemy, war, rebellion, insurrection, epidemic, quarantine restrictions, labor disputes, labor shortages, manufacturing delays caused by its outside fabrication and manufacturing suppliers, transportation embargoes, or failure or delays in transportation, inability to secure raw materials or machinery for the manufacture of its devices, acts of God, acts of the Federal Government or any agency thereof, or any judicial action. In the event of any such delay, the date of delivery shall, at the request of the Seller, be deferred for a period equal to the time lost by reason of the delay plus ten (10) days.

In the event of any delay by Buyer, Seller may decline to make further shipments without in any way affecting its rights under such order. If, despite any default by Buyer, Seller elects to continue to make shipments, its action shall not constitute a waiver of any default by Buyer or in any way affect Seller's legal remedies of any such default. Right of possession of the Products sold hereunder shall remain with Seller and such Products shall remain personal property until all payments hereunder (including deferred payments whether evidenced by notes or otherwise) shall have been made in full in each, and Buyer agrees to do all acts necessary to perfect and maintain such right and title in Seller.

6. ASSIGNMENTS: The Buyer shall not assign his order or any interest therein or any rights thereunder without the prior written consent of Seller.

7.   PATENTS:
(a) Buyer shall indemnify, defend and hold Seller harmless against any expenses, damages, costs and attorneys fees resulting from any claim, suit or proceeding brought for direct or indirect infringement of patents, trademarks copyrights, trade secrets or other intellectual property right or unfair competition arising from: (i) compliance with Buyer's, or third party's as directed by Buyer, designs or specifications or instructions; (ii) compliance with any third

                                                [****] Confidential Treatment
                                                       Requested

party or independent group's telecommunications' standard; (iii) use, combination, integration of any product purchased hereunder with software or hardware not provided by Seller; or (iv) a claim that a manufacturing or other process utilizing any product or any part thereof furnished hereunder, directly or indirectly infringes any patent or other intellectual property right of any third party under the laws of the United States or any other country.

(b) Except in such cases as specified in Paragraph 7(a) hereof, Seller shall defend any suit or proceeding brought against Buyer so far as it is based on a claim that any Product, or any part thereof by itself, furnished hereunder directly or indirectly infringes any patent of the United States or any other country, if notified promptly of such claim in writing and given authority, information and assistance (at Seller's expenses) for the defense of same, and Seller shall pay all damages, costs, and attorneys' fees awarded therein against Buyer, subject to any dollar limitation set forth in Paragraph 9 below. In case any Product or any part thereof is in such suit held to directly or indirectly infringe, and the sale, offer for sale, or importation of any Product is enjoined, Seller shall, in its sole discretion and at its own expense, either procure for Buyer the right to continue selling, offering for sale, and importing the Product or part, or replace same with a non-infringing product (or modify the Product so that it does not infringe), or accept the return of the Product or part and refund the purchase price and the transportation costs thereof. The foregoing states the entire liability of the Seller for patent infringement by the Product or any part thereof and refers solely to products held in inventory by Buyer, or Buyer's customers, and shall not cover damages of any type whatsoever in connection with any Product or part already sold.

Sale of any Product or any parts thereof, hereunder confers on the Buyer no license under any patent or other intellectual property rights of Seller or of Qualcomm, Inc. governing or relating to (a) the structure of any devices to which the Products or parts may be applied, or (b) a process or machine in connection with which they may be used.

8.   WARRANTIES AND ADJUSTMENTS:

(a) Products of Seller are warranted to be free from defects in materials and workmanship and to meet the applicable specifications when tested to published specifications for a period of [***********] from date of shipment. THE FOREGOING IS IN LIEU OF ANY OTHER WARRANTY, EXPRESS, IMPLIED OR STATUTORY, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH OTHER WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. The liability of Seller under this warranty is limited solely in replacing, or repairing, or issuing credit (at the discretion of Seller) for such Products that become defective or fail to meet the specifications during such [******] period, provided that, Seller will not be liable under this warranty unless (i) Buyer promptly notifies Seller in writing within a reasonable time period upon discovery of defects or failure to meet specifications, (ii) Buyer returns the defective unit to Seller, transportation charges paid by Seller, (iii) Seller receives the defective unit for adjustment no later than [************] following the last day of the warranty periods, and provided further that Seller will not be liable under this warranty if such defects or failure have been caused by misuse, neglect, improper installation, repair, alteration or accident. Any authorization for repairs or alteration must be in writing or prevent voiding warranty. IN NO EVENT SHALL SELLER BE LIABLE TO BUYER FOR LOSS OF PROFITS, OR LOSS OF USE BASED UPON A CLAIM FOR BREACH OF WARRANTY. Any Product which has either been replaced or repaired under the provisions of this warranty provision shall have warranty coverage for the remaining period of time of the originally shipped Product.

(b) Seller's warranties as hereinabove set forth shall not be enlarged, diminished or affected by, and no obligation or liability shall arise or grow out of, Seller's rendering of technical advice or service in connection with Buyer's order or the products furnished hereunder.

9. SELLER SHALL NOT BE LIABLE TO BUYER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL (INCLUDING LOSS OF GOODWILL), PUNITIVE, OR SPECIAL DAMAGES RESULTING FROM PERFORMANCE OR USE OF ANY GOODS OR SERVICES SOLD PURSUANT TO THIS AGREEMENT, WHETHER SUCH DAMAGES ARE DUE TO A BREACH OF CONTRACT, BREACH OF WARRANTY, OR NEGLIGENCE. SELLER SHALL NOT BE LIABLE TO BUYER FOR ANY
AMOUNT IN EXCESS OF THE LESSER OF (i) AN AMOUNT EQUAL TO THE TOTAL VALUE OF THE PRODUCTS PURCHASED BY BUYER FROM SELLER IN THE YEAR PRIOR TO ANY CLAIM;
OR (ii) $US 750,000 FOR EACH CUSTOMER OF BUYER FOR EACH GENERATION OF PRODUCT.

                                    EXHIBIT C
                                   DEFINITIONS

A.   TERMINATION FOR CAUSE

Any of the following events or occurrences are defined as a breach of the Agreement, giving the injured party the right to terminate the Agreement for cause, such termination exercisable by the injured party at its option. The waiver of any instance of breach under the Agreement shall not constitute waiving of the right to terminate the Agreement for any subsequent or like breach.

(1) Any proceeding in bankruptcy or insolvency filed by or against either party, or appointment of a Receiver or Trustee for such party or of a substantial assignment for the benefit of the creditors of either party.

(2) Failure by either party to substantially perform any material covenant, obligation or warranty set forth in the Agreement; or violation by either party of any material covenant, obligation, agreement or warranty set forth in the Agreement.

(3) Any significant change in ownership of either party that adversely affects the relationship of the parties except for a change of control of DSPC.

B.   TERMINATION WITHOUT CAUSE

Termination without cause is the termination of the Agreement, by either party, upon the unilateral action of the terminating party for its primary convenience and interest, for reasons other than those defined as breach.

C.   DISCONTINUANCE

Product will be considered discontinued by manufacturer if it is removed from DSPC's Distributor Price List upon one hundred twenty (120) days advance written notice to Distributor.

                                                [****] Confidential Treatment
                                                       Requested


                                    EXHIBIT D

                     TOMEN ELECTRONICS CORP. ("SELLER") AND

                     ____________________________ ("BUYER")

                          TERMS AND CONDITIONS OF SALE



     1.   TERMS OF SALE AND PURCHASE.

     These terms and conditions of sale govern the relationship between Seller and Buyer with respect to the sale and purchase of the products (the "Products") originally supplied to Seller by D.S.P.C. TECHNOLOGIES, LTD. ("DSPC"). These terms are the only ones upon which Seller will accept orders, and Buyer agrees that such terms shall supersede the terms contained on any purchase order that Buyer provides to Seller. As an additional matter, these terms supersede all prior written understandings, assurances and offers between the parties. Buyer and Seller agree that any attempt to vary the terms specified herein, or that propose additional terms to be included in any purchase order that Buyer may issue, shall not be effective. Any such proposal shall be deemed to be rejected, unless expressly approved by Seller in writing. Seller's failure to object to provisions contained in any communication from Buyer shall not be deemed a waiver of the provisions contained herein. Any amendment of, or deviation from, these Terms and Conditions of Sale must specifically be agreed to in writing by the general manager of the Seller before becoming binding on either the Seller or the Buyer. All purchase orders or contracts must be approved and accepted by the Seller in writing.

     The said Terms and Conditions of Sale shall be applicable whether or not they are attached to each order sheet or enclosed with the Product sold hereunder.

     2.   PRICES, SHIPMENTS AND PAYMENT.

          2.1 PRICES; TAXES. Irrespective of any prices quoted by Seller or listed on Buyer's order, an order is accepted only at the prices shown on Seller's acknowledgment. All prices are quoted, all orders accepted and all billings rendered exclusive of all excise, use and similar taxes. Consequently, in addition to the prices specified, the amount of any such tax applicable to the sale of the Product sold hereunder, shall be paid by Buyer, or, in lieu thereof, Buyer shall provide Seller with a tax exempt certificate for the taxing authorities.

          2.2 TERMS AND METHOD OF PAYMENT. Where Seller has extended credit to Buyer, terms of payment shall be [*************] days from date of invoice covering the Product. No discounts are authorized. The amount of credit may be changed or credit withdrawn by Seller at any time. For any order on which credit is not extended by Seller, shipment or delivery shall be made, at Seller's election, Cash With Order (in whole or part), C.O.D. or Sight Draft attached to Bill of Lading or other shipping documents, with all costs of collection for the account of Buyer.

                                                [****] Confidential Treatment
                                                       Requested


          If, in the judgment of the Seller, the financial condition of the Buyer at any time does not justify continuation of production or shipment on the terms of payment originally specified, the Seller may require full or partial payment in advance and, in the event of the bankruptcy or insolvency of the Buyer or in the event any proceeding is brought, Seller shall be entitled to cancel any order then outstanding, and shall receive reimbursement for its cancellation charges or require full or partial payment in advance.

          Each shipment shall be considered a separate independent transaction, and payment therefore shall be made accordingly.

          2.3 ORDERS. All purchases of Products pursuant to this Agreement shall be effected by the issuance of purchase orders by Buyer. Such purchase orders shall state unit quantities, unit descriptions, applicable prices, and requested delivery dates, and shall refer to the forecasts described in
Section 2.4 below. Buyer shall endeavor to provide firm quantity and requested delivery dates consistent with Seller's lead time for subject products. All purchase orders issued by Buyer are subject to written acceptance by Seller.

          2.4 FORECASTS. Beginning on the first date of the calendar month after the date that this Agreement is executed, and on the first day of each month thereafter, Buyer shall provide Seller with a one (1) year, nonbinding, rolling forecast. Within seven (7) business days after receipt of the rolling forecast, Seller shall inform Buyer as to the feasibility of such rolling forecast. Seller shall use its reasonable efforts to fill Buyer's purchase orders which are based on the approved rolling forecast.

          2.5  CANCELLATION OF PURCHASE ORDER AND RETURN OF PRODUCTS.

(a)  For the purposes of this Article the following definitions shall apply:
"Standard Product" is defined as any Product which can be sold to any customer free from any other customer's proprietary restrictions; and "Custom Product" is defined as any Product which has been developed for specific customer and which is not free from that customer's proprietary restrictions regarding its use or sale.

(b) Buyer may reschedule, only once per purchase order, certain deliveries on existing orders for Standard Product upon written notice to Seller only according to the following schedule:

     Number of Days in Advance of
      committed Delivery Date                                       Permitted Rescheduling
     ----------------------------                                   ----------------------
          [*****************]                                      [**********]

          [****************                                        [********************
          *********************]                                   ********************************]

          [*******************]                                      [********************************
                                                                     *******************]

(c) Buyer may reschedule certain deliveries on existing orders for Custom Products upon written notice to Seller according to the following schedule:

                                                [****] Confidential Treatment
                                                       Requested


         Number of Days in Advance of
          committed Delivery Date                                        Permitted Rescheduling
         ----------------------------                                    ----------------------
         [****************]                                        [**********]

          [****************                                        [********************
           *********************]                                  ***********************
                                                                   *********]

          [*******************]                                      [********************************
                                                                     *******************]

 (d) Buyer may cancel deliveries on existing orders for Standard or Custom Products upon written notice to Seller subject to the following: The parties agree that in litigation or in arbitration resulting from the damages caused by cancellation by Buyer, the exact amount of loss would be extremely difficult or impracticable to prove. Accordingly, the parties wish to make a commercially reasonable estimate of the damages they would incur in the event of cancellation by Buyer, and to establish that estimate as liquidated damages. The parties agree that the liquidated damages provided in this Section constitute that reasonable estimate. The cancellation charge amounts are as set forth below:

                                                               Cancellation Charge as a Percentage of Cancelled
                                                               Order Value
     Number of Days in Advance of
     committed Delivery Date                                Standard Product                  Custom Product
     -----------------------                                ------------------------------------------------
        [****************]                                    [***]                                  [***]

        [****************                                          [**]                              [***]
         *********************]

         [*******************]                           [************                       [************
                                                         *************]                     *************]

          2.6 TITLE, DELIVERY AND DELAY. All sales are made FCA point of shipment. Seller's title passes to Buyer, and Seller's liability as to delivery ceases upon making delivery of material purchased hereunder to carrier at shipping point. All claims for damages must be filed with the carrier. All shipments will normally be made by Air Freight. Unless specific instructions from Buyer specify which of the foregoing methods of shipment is to be used and/or which carrier is to be used, the Seller will exercise his own discretion.

          Products shall be shipped on the date specified in the accepted purchase order. Such shipment date shall be determined in accordance with the lead-time agreed between the parties. In the event that Seller anticipates not meeting an agreed upon delivery date, Seller will notify Buyer with a revised date, provided that Seller has given notice at least twenty (20) days before the scheduled delivery date.

                                                [****] Confidential Treatment
                                                       Requested


          Without derogating from the above, Seller shall not be responsible for any failure to perform or delayed deliveries arising from causes beyond its control. These causes shall include but not be restricted to fire, storm, flood, earthquake, explosion, accident, acts of the public enemy, war, rebellion, insurrection, epidemic, quarantine restrictions, labor disputes, labor shortages, inability or poor performance by the fabrication or manufacturing facilities, transportation embargoes, or failure or delays in transportation, inability to secure raw materials or machinery for the manufacture of its devices, acts of God, acts of the Federal Government or any agency thereof, judicial action and failure of its Supplier to make timely supply of the Products.

          In the event of any such delay, the date of delivery shall, at the request of the Seller, be deferred for a period equal to the time lost by reason of the delay plus twenty (20) days.

          In the event of any delay by Buyer, Seller may decline to make further shipments without in any way affecting its rights under such order. If despite any default by Buyer, Seller elects to continue to make shipments, its action shall not constitute a waiver of any default by Buyer or in any way affect Seller's legal remedies of any such default. Right of possession of the Products sold hereunder shall remain with Seller and such Products shall remain personal property until all payments hereunder (including deferred payments whether evidence by notes or otherwise) shall have been made in full in each, and Buyer agrees to do all acts necessary to perfect and maintain such right and title in Seller.

          3.   WARRANTY.

               3.1 WARRANTY. Seller warrants that all Products to be purchased hereunder shall be free from defects in materials and workmanship for a period of [*****] year from the date of shipment of the Products to Buyer. The Warranty does not cover any default or damage resulting from: (i) any breakage or wear and tear; (ii) misuse, improper installation, maintenance, repair, alteration, operation or care; (iii) accident, fire, war, flood, force majeure, sabotage, or any uncontrolled circumstances that Seller, as a reasonable producer, cannot control. The liability of Seller under this warranty is limited solely to replacing, or repairing, or issuing credit (at the discretion of Seller) for such Products that become defective during such [**********] period, provided that, Seller will not be liable under this warranty unless (i) Seller is promptly notified in writing by Buyer within reasonable time period upon discovery of defects or failure to meet specifications, (ii) the defective unit is returned to Seller, transportation charges paid by Seller. Any authorization for repairs or alteration must be in writing or prevent voiding warranty. IN NO EVENT SHALL SELLER BE LIABLE TO BUYER FOR LOSS OF PROFITS, OR LOSS OF USE BASED UPON A CLAIM FOR BREACH OF WARRANTY. Any Product which has either been replaced or repaired under the provisions of this warranty provision shall have warranty coverage for the remaining period of time of the originally shipped Product.

               3.2 LIMITATION ON WARRANTY. THE ABOVE WARRANTY IS EXCLUSIVE TO THE BUYER AND IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED. SELLER SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND MAKES NO REPRESENTATIONS REGARDING SUITABILITY FOR USE OR PERFORMANCE. SELLER'S WARRANTIES AS HEREINABOVE SET FORTH, SHALL NOT BE ENLARGED OR AFFECTED BY, AND NO OBLIGATION OR LIABILITY SHALL

ARISE OR GROW OUT OF, SELLER'S RENDERING OF TECHNICAL ADVICE OR SERVICE IN CONNECTION WITH BUYER'S ORDER OR THE PRODUCTS FURNISHED HEREUNDER.

     4. CONFIDENTIAL INFORMATION. Buyer shall use all reasonable efforts to protect and preserve the confidentiality of any information, in any medium, which is received from Seller in connection with these Terms and Conditions or any other agreement between Buyer and Seller, whether such information originates from Seller or a third party ("Confidential Information"), and to prevent any misuse of such Confidential Information. Without the written consent of Seller, Buyer further agrees not to disclose any Confidential Information nor to use any Confidential Information, except to the extent required for Buyer's internal use of the Products according to their specifications.

     5. INTELLECTUAL PROPERTY RIGHTS. Buyer acknowledges that D.S.P.C. Technologies Ltd. or its affiliates ("DSPC") or certain licensor's of DSPC have certain right intellectual property rights including but not limited to patents, trade marks, trade names, inventions, copyrights, know-how and trade secrets relating to the design, manufacture, or operation of the Products. Buyer shall take no action to register any of such property rights under its own or another's name, nor shall it take any other action contrary to DSPC's, or its licensor's, ownership of such property rights. Nothing in this Agreement gives Buyer the right to modify the Products in any way, and Buyer shall have no right to translate, decompile, reverse engineer, or adapt the Products or any part thereof.

     6. REMEDIES AND DEFAULT. In the event that Buyer shall default in a performance of any its obligations under these Terms and Conditions ("default") and fails to cure, remedy or correct such default within thirty (30) days of receipt of written notice from Seller, then Seller may at any time thereafter terminate these Terms and Conditions upon written notice effective immediately. Any required notice periods set forth herein shall run concurrently. For the purposes of this Section, and in addition to any other act of default hereunder
(i) the entering into or filing by a party of a petition, arrangement or proceeding seeking an order for relief under the bankruptcy laws of the United States or similar laws of any other jurisdiction, a receivership for any of its assets, a composition with or assignment for the benefit of its creditors, a readjustment of debt, or its dissolution or liquidation, and (ii) the failure to provide to Seller, upon request, reasonable assurances of future performance, shall be considered an event of default hereunder. Except as is expressly stated herein to the contrary, any termination of these Terms and Conditions or other exercise of rights and remedies upon a default as may be herein, shall be in addition to any rights or remedies provided by law, at equity or under these Terms and Conditions; provided, however, that in no event shall either party have any liability for indirect or consequential damages resulting from a default of its obligations under these Terms and Conditions.

     7.   INDEMNITY.

          7.1 BUYER'S INDEMNITY. Buyer shall indemnify, defend and hold Seller harmless against any expenses, damages, costs and attorneys' fees resulting from any claim, suit or proceeding brought for infringement of patents, trademarks, copyrights, trade secrets, other intellectual property rights, or unfair competition arising from: (i) compliance with Buyer's (or a third party as directed by Buyer) designs or specifications or instructions; (ii) compliance with

                                                [****] Confidential Treatment
                                                       Requested


any third party or independent group's telecommunications standard; (iii) use, combination, or integration of any Product purchased hereunder with any non-DSPC software or hardware; or (iv) a claim that a manufacturing or other process utilizing any Product or any part thereof furnished hereunder, constitutes either direct or contributory infringement of any patent or other intellectual property right of any third party under the laws of the United States or any other country. .

          7.2 SELLER'S INDEMNITY Except in such cases as specified in Paragraph
7.1 above, Seller shall defend any suit or proceeding brought against Buyer so far as it is based on a claim that any Products, or any part thereof by itself, furnished hereunder directly but not indirectly infringes any patent issued in the United States, or any other country, if notified promptly of such claim in writing and given authority, information and assistance (at Seller's expense) for the defense of same, and Seller shall pay all damages, costs, and attorneys' fees awarded therein against Buyer, subject to the dollar limitation set forth in Paragraph 8.1 below. In case any Product or any part thereof is in such suit held to directly (but not indirectly) infringe, and the sale, offer for sale, use, or importation of any Product or part is enjoined, Seller shall, in its sole discretion and at its own expense, either procure for Buyer the right to continue selling, offering for sale, using and importing the Product or part, or replace same with a non-infringing product, or accept the return of the Product or part and refund the purchase price thereof. The foregoing states the entire liability of the Seller for patent infringement by the Product or any part thereof.

                  7.3 NO LICENSE. Sale of Products or any parts thereof, hereunder confers on the Buyer no license under any patent or other right of DSPC or its licensors governing or relating to (a) the structure of any devices to which the Products or parts may be applied, or (b) a process or machine in connection with which they may be used.

     8.   MISCELLANEOUS

          8.1 LIMITATION OF LIABILITY AND REMEDIES. NEITHER SELLER NOR ITS SUPPLIER, DSPC, SHALL BE LIABLE TO BUYER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL (INCLUDING LOSS OF GOODWILL), PUNITIVE, OR SPECIAL DAMAGES RESULTING FROM PERFORMANCE OR USE OF ANY GOODS OR SERVICES SOLD PURSUANT TO THIS AGREEMENT, WHETHER SUCH DAMAGES ARE DUE TO A BREACH OF CONTRACT, BREACH OF WARRANTY, OR NEGLIGENCE. NEITHER PARTY, NOR DSPC, SHALL BE LIABLE TO THE OTHER FOR DAMAGES FOR INFRINGEMENT OF INTELLECTUAL PROPERTY OF ANY THIRD PARTY, EXCEPT THAT BUYER SHALL BE LIABLE TO SELLER AND TO DSPC FOR ANY DAMAGES CAUSED BY BUYER'S FAILURE TO COMPLY WITH SECTION 8.6 OF THIS AGREEMENT, OR BUYER'S MISUSE OF DSPC'S INTELLECTUAL PROPERTY. NEITHER SELLER NOR ITS SUPPLIER DSPC SHALL BE LIABLE TO BUYER FOR ANY AMOUNT IN EXCESS OF THE LESSER OF (i) AN AMOUNT EQUAL TO THE TOTAL VALUE OF THE PRODUCTS PURCHASED BY BUYER FROM SELLER IN THE YEAR PRIOR TO ANY CLAIM; OR (ii) $US 750,000 for each generation of a chipset. Any action against Seller hereunder must be commenced within [**********] after the cause of action has accrued.

          8.2 GOVERNING LAW AND JURISDICTION. These Terms and Conditions and its performance shall be governed by, be subject to and be construed in accordance with the laws of Japan. Judgment upon the award rendered and/or the enforcement of injunctive relief herein provided may be entered in any court having competent jurisdiction. The parties agree to submit to the jurisdiction of the appropriate courts located in Tokyo, for the purpose of any suit, action or other proceeding for the enforcement of arbitration and/or injunctive relief herein provided and each party expressly waives any and all objections as to jurisdiction or venue in any of such courts. Nothing herein shall prevent either party from seeking interim relief in any court with competent jurisdiction.

          8.3 INVALIDITY. In the event that (i) any part of these Terms and Conditions is declared invalid or unenforceable by a final, non-appealable judgment or decree of a court of competent jurisdiction, or (ii) any governmental authority or subdivision thereof adopts or interprets any measure, regulation or law, which in either event, has or may have the effect of nullifying or impairing any material object of these Terms and Conditions; then upon the happening of either such event, the party adversely affected by such event, upon written notice to the other, may propose negotiations for an appropriate modification of these Terms and Conditions. If the parties cannot agree to such a modification within thirty (30) days following such notice, these Terms and Conditions may thereafter be terminated without any further liability by the party adversely affected by such event, at any time during the continuance of such event beyond said thirty (30) day period, effective immediately upon prior written notice to the other party.

          8.4 EXPORT CONTROL. To the extent that the Products contain any software to implement the TIA Common Cryptographic Algorithms (the "Restricted Parts"), and as such as subject to export control restrictions, the parties shall i) have executed the required agreement with the TIA to obtain the Common Cryptographic Algorithms; ii) have obtained the controlled subject documents from the TIA; and iii) agree to control the Software in compliance with the requirements of the TIA Agreement and U.S., Canadian, and other export restrictions. The Restricted Parts will not be included in the Products provided to Buyer, until the Buyer can demonstrate compliance with the required export regulations.

          8.5 NOTICES. Any notice or communication required or permitted hereunder, shall be in writing and shall be sent by telex or fax and confirmed by registered mail, postage prepaid, or personal delivery to the other party.

          8.6 CDMA ASICS LICENSEES. With respect to any Product using CDMA technology, Buyer may only purchase such Products if Buyer has been licensed to make such purchase by Qualcomm, Inc. Additionally, Buyer hereby acknowledges that the sale of CDMA ASICs does not convey any intellectual property rights of Qualcomm, Inc. in such CDMA ASICs, including, but not limited to, any rights under any patent, trademark, copyright, or trade secret. Buyer may not use or sell any CDMA ASICs, alone or in combination with other components, without a separate license from Qualcomm, Inc. under all applicable patents. Buyer's use and sale of any CDMA ASICs shall be solely in accordance with the terms and conditions of such license. This Agreement shall not modify or abrogate Buyer's obligations under any existing license agreement between Buyer and Qualcomm, Inc., including, but not limited to, Buyer's obligation to pay all royalties specified thereunder.

          8.7 ENTIRE AGREEMENT, MODIFICATIONS, WAIVERS. Except as otherwise specified herein, these Terms and Conditions incorporates by reference such Schedules and

Exhibits as are identified by Buyer on the face hereof, which together set forth the entire understanding and agreement between the parties hereto and supersedes all prior verbal or written negotiations and understandings in connection herewith. No waiver of or modification of or amendment of these Terms and Conditions or any provision thereof shall be binding unless executed in writing by the parties. No terms and conditions contained in any other document which are contrary to the provisions of these Terms and Conditions shall be binding unless executed in writing by the parties. No waiver of any provision of these Terms and Conditions shall be deemed or construed a waiver of any other provisions hereof (whether or not similar), nor shall such waiver be construed a continuing waiver unless expressly so stated.

SELLER:                                        BUYER:

TOMEN ELECTRONICS CORPORATION                  _____________________________


By: _________________________                  By: _________________________

Name: _______________________                  Name: _______________________

Title: ______________________                  Title: ______________________

Date: _______________________                  Date: _______________________